                                                                     EXHIBIT 4.1

     SERIES A                                                  SERIES A
   COMMON STOCK                                              COMMON STOCK
     NUMBER                                                     SHARES
   [MU       ]                                               [          ]
INCORPORATED UNDER THE
LAWS OF THE STATE OF
DELAWARE
                                                             SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                                       CUSIP 87229N 10 1

                                    [LOGO]
                               TCI MUSIC, INC.

                            SERIES A COMMON STOCK

This Certifies That



is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A COMMON STOCK
               OF THE PAR VALUE OF $0.01 PER SHARE OF SERIES A

                               TCI MUSIC, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED,
        /s/ STEPHEN M. BRETT                           /s/ DAVID KOFF
        SECRETARY                                      PRESIDENT

                            [TCI MUSIC, INC. SEAL]


COUNTERSIGNED:                                            TRANSFER AGENT
BY                           THE BANK OF NEW YORK         AND RESISTRAR
                                  (NEW YORK)


                                                    AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors Act
           and not as tenants                                      ------------
           in common                                                  (State)



    Additional abbreviations may also be used though not in the above list.


        For Value received,         hereby sell, assign and transfer unto
                            --------

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated,
        ---------------------------------
                                   X
                                   -------------------------------------------

                                   X
                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

  SIGNATURE(S) GUARANTEED:

  By

  --------------------------------------

        SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


Certain shares of TCI Music Series A Common Stock trade together with associated rights issued by Tele-Communications, Inc. ("Rights") on the Nasdaq SmallCap Market, under the symbol "TUNE." Such Rights will terminate prior to, or expire on, August 10, 1998 unless extended pursuant to their terms. The shares of TCI Music Series A Common Stock represented by this certificate do not include associated Rights and are not tradable on the Nasdaq SmallCap Market under the symbol "TUNE" until the Rights terminate or expire. Prior to the termination or expiration of the Rights, no public trading market is available for the shares of TCI Music Series A Common Stock represented by this certificate unless an application for listing the TCI Music Series A Common Stock without the associated Rights has been approved by Nasdaq.